January 18, 2022 Progress Financial Results Q4 2021 Supplemental Data

2© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Safe Harbor This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are many factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: • Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. • We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. • Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. • If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. • We depend upon our extensive partner channel, and we may not be successful in retaining or expanding our relationships with channel partners. • Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. • If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. • We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. • The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended February 28, 2022, and fiscal year ended November 30, 2022, which speak only as of January 18, 2022. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended January 18, 2022 and is available in the Investor Relations section of our Web site.

3© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q4 2021 Financial Results Conference Call When: Tuesday, January 18th, 2022 Time: 5:00 p.m. ET Live Call: (800) 773-2954 (847) 413-3731 Conf ID: 50242105 Live / Recorded Webcast: https://edge.media-server.com/mmc/p/9wz5nqvf Conference Call Details Please note: Webcast is listen-only.

4© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • Top-line strength across all products combined with disciplined expense management drove four consecutive quarters of strong performance – providing considerable momentum as we enter FY22 ▪ Top line strength again reflected in ARR growth (up 12.2% on an as reported basis and 3.4% on a pro-forma basis, both in constant currency) and consistently strong net retention rates of 98% -101% • Kemp adds ~$40M of ARR • Kemp integration proceeding at or ahead of plan Strong Financial Results Summary Highlights Q4 2021 & FY2021

Company Overview
NASDAQ: PRGS

FY22E # Revenue:	$610M
FY22E # EPS :	$4.00
FY22E # FCF:	$188M

FY21 EPS growth:	25%*
FY21 ARR growth:	12.2%*
FY21 NDRR:	100.1%*

Guidance provided January 18, 2022, non-GAAP; midpoint of guidance shown
* Non-GAAP and/or as of F4Q21, reported January 18, 2022

Progress is a trusted provider of the best products to develop, deploy and manage high-impact cloud applications and systems

All results shown are for FY'21, non-GAAP, as reported January 18, 2022

$3.87
FY'21 Earnings Per Share

$557M
Revenue

22%
YoY Revenue Growth

$486M
ARR

~80%
Recurring Revenue

$179M
Free Cash Flow

41%
Operating Margins

Progress

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

6© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • Double revenue every 5 years • Make accretive acquisitions in our key markets • Invest in R&D to improve retention • Maximize operational synergies • Best in class operating margins Total Growth Strategy Goals Pillars of our Total Growth Strategy Strengthen Profitable Core Business Disciplined M&A Strategy Continued Focus on Operational Excellence

M&A Approach

End Market Alignment

Infrastructure Software

Tighter alignment increases synergy potential

Sizing

5-yrs - Double Revenues

~10-20% of revenue annually can be financed and integrated efficiently

Business Model Characteristics

Durable top line

High mix of recurring revenue

Strong customer retention rates

Venture Backed, Founder Led and PE Sponsor-Owned Targets

Massive Market Opportunity

Experienced Corp Dev Team



ROIC > WACC

Business Case with attainable synergies – target +40% operating margins

Knowledge of end markets, GTM model and/or technology

Progress

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

7

8© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q4 2021 Results Q4 2021 Outlook (09/23/2021) GAAP Revenue $140 M $129 M - $133 M Non-GAAP Revenue $144 M $134 M - $138 M GAAP earnings per share (Diluted) $0.33 $0.13 - $0.15 Non-GAAP earnings per share (Diluted) $0.92 $0.73 - $0.75 GAAP Operating Margin 15% Not guided Non-GAAP Operating Margin 36% Not guided Adjusted Free Cash Flow $42 M Not guided Summary Q4 2021 Financial Results

9© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $379 $432 $456 $557 $610 $0 $150 $300 $450 $600 $750 2018 2019 2020 2021 2022 (F)* Revenue (non GAAP) Driving Total Growth FY’21* revenue growth of 22% Revenue CAGR of 13% 2018 – 2022(F)* * Represents the mid-point of our FY’22 guidance range

10© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. “As Reported” Kemp adds ~$40M of ARR ARR growth = 12.2% year-over-year Net Retention Rate has ranged between 98%-101% “Pro Forma” Kemp ARR included in both periods presented ARR growth = 3.4% year-over-year Net Retention Rate has ranged between 98%-101% Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Annualized Recurring Revenue (amounts reported in constant currency) $470 $486 98.0% 100.1% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 $550 $600 Q4 '20 Q4 '21 ARR Net Retention % TTM $434 $486 98.1% 100.1% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $250 $300 $350 $400 $450 $500 $550 $600 Q4 '20 Q4 '21 ARR Kemp Net Retention % TTM

11© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend (“pro-forma”) Kemp adds ~$40M of ARR ARR growth = 3.4% year-over-year + Net Retention Rate between 98%-101% = Predictable and durable top line performance $452 $460 $464 $470 $469 $476 $484 $486 98.1% 98.2% 98.6% 98.0% 99.8% 99.7% 100.9% 100.1% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% $400 $420 $440 $460 $480 $500 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 ARR Net Retention % TTM

12© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 $162 $183 $229 $240 $0 $50 $100 $150 $200 $250 $300 2018 2019 2020 2021 2022(F)* Operating Income (non GAAP) Growing Profitability * Represents the mid-point of our FY’22 guidance range Consistent growth in operating income CAGR 16% FY’18 – FY’22(F)* Best-in-class operating margins consistently above 35%

13© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q1 2022 Current Outlook FY 2022 Current Outlook (As of 01/18/2022) Non-GAAP Revenue $139M – $142M $605M – $615M Non-GAAP EPS $0.83 – $0.85 $3.95 – $4.05 Non-GAAP Operating Margin Not guided 39% Non-GAAP Adjusted Free Cash Flow Not guided $185M – $190M Non-GAAP Effective Tax Rate Not guided 20 - 21% Business Outlook (as of January 18, 2022)

14© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Financial Information * * The following supplemental financial information includes GAAP and non-GAAP information. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP numbers can be found in the financial results press release that we issued today.

15© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited) (in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Revenue by Type License 30,629 19,663 27,514 37,443 33,317 30,107 51,930 41,236 Maintenance 70,056 71,686 72,764 74,381 76,977 80,069 82,875 85,942 Services 8,998 9,034 9,421 10,561 10,986 12,312 12,612 12,950 Total Revenue $109,683 $100,383 $109,699 $122,385 $121,280 $122,488 $147,417 $140,128 Revenue by Region North America 65,413 56,564 62,927 76,094 71,505 71,094 93,880 81,335 EMEA 34,988 34,157 37,447 37,162 40,240 41,321 40,999 46,775 Latin America 4,000 3,346 3,547 3,681 3,493 3,753 5,298 4,492 Asia Pacific 5,282 6,316 5,778 5,448 6,042 6,320 7,240 7,526 Total Revenue $109,683 $100,383 $109,699 $122,385 $121,280 $122,488 $147,417 $140,128 QTD GAAP Basis

16© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited) QTD QTD QTD GAAP Non-GAAP Non-GAAP (in thousands) Q4 2021 Adjustment Q4 2021 Revenue by Type License 41,236 165 41,401 Maintenance 85,942 3,304 89,246 Services 12,950 128 13,078 Total Revenue $140,128 $3,597 $143,725 Revenue by Region North America 81,335 2,501 83,836 EMEA 46,775 859 47,634 Latin America 4,492 19 4,511 Asia Pacific 7,526 218 7,744 Total Revenue $140,128 $3,597 $143,725

17© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited) YTD YTD YTD GAAP Non-GAAP Non-GAAP (in thousands) Q4 2021 Adjustment Q4 2021 Revenue by Type License 156,590 3,149 159,739 Maintenance 325,863 22,547 348,410 Services 48,860 295 49,155 Total Revenue $531,313 $25,991 $557,304 Revenue by Region North America 317,814 17,687 335,501 EMEA 169,335 6,886 176,221 Latin America 17,036 122 17,158 Asia Pacific 27,128 1,296 28,424 Total Revenue $531,313 $25,991 $557,304